UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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MMC ENERGY, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following presentation was delivered to RiskMetrics Group on May 13, 2008 in connection with the MMC Energy, Inc. 2008 Annual Meeting of Stockholders.

****

Disclaimer

This presentation material contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are a material adverse change in commodity prices in the markets in which the company operates, material unplanned outages of currently owned assets, the failure to close on targeted acquisitions, general economic conditions and the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission.

- 2 -

MMC

MMC Strategy

Our core business strategy is to create long-term value by focusing on five principles:

- *Targeting power constrained regions*
- *Acquiring electricity generating and infrastructure related assets*
- *Developing or restructuring acquired assets to maximize revenues*
- *Managing risk to optimize profitability*
- *Opportunistically partnering to develop renewable energy generating assets*

- 3 -

MMC Recent Initiatives

- MMC has acquired three peaking electricity generating assets with a total of 110MW installed capacity
  - Two 44MW name plate capacity gas peaking plants in San Diego – Chula Vista and Escondido
  - One 22MW name place capacity gas peaking plant near Bakersfield – Mid Sun
- Raised $50M in secondary offering to re-power Chula Vista and Escondido with LM6000 turbines for a total capacity of 140MW (post re-powering)
  - Local permit in Escondido received; air permit expected Q3 08
  - CEC permit in Chula Vista expected in Q4 08
- MMC continues to pursue an aggressive growth strategy through acquisitions of additional peaking power facilities, primarily in California, as well as the Northeast markets
- MMC has engaged Merriman Curhan Ford & Co. to review strategic options for the company
  - MMC management and Board of Directors are focused on creating shareholder value in the near term

- 4 -

MMC

MMC Targets Transmission Constrained Regions

ISO-NE
99 Plants
NYISO
126 Plants
MISO
213 Plants
PJM
170 Plants
CAISO
367 Plants
AZNV
93 Plants
ERCOT
87 Plants

- Focus on regions where:
  - High energy demand and tight supply
  - Transmission congestion
  - Peaker services can be sold at a premium
  - Natural gas price is the primary fuel

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Many Areas of Western U.S. are Transmission Constrained

- Within the California region, there are load pockets where transmission constraints affect local reliability
  - San Diego, Los Angeles, and San Francisco are all heavily dependent on imported electricity to meet peak demand
  - Arizona, Southern Nevada and New Mexico areas are experiencing strong growth in both demand thus limiting available supply to California
- Transmission constraints limit the ability of hydro and coal/nuclear resources to meet energy and reliability needs within the sub-region

- 6 -

MMC

MMC's Plants Reside in Critical Congestion Areas which are Dependent on Imported Electricity

Seattle
Portland
Critical Congestion Area
Direction of increased flows needed to reduce congestion in Critical Congestion Area
Direction of increased flows needed to reduce congestion in Congestion Area of Concern
San Francisco
Sacramento
San Jose
Denver
Los Angeles
Riverside
San Diego
Phoenix
Tucson

- The Department of Energy has identified Southern California as a Critical Congestion Area
- Two-thirds of California residents live in Southern California
- In 2005, Southern California reached 98% of the forecasted peak demand
  - Well below 10-yr average temperatures
- In 2006, peak load in California increased 11% from pre-2006 levels

Source: Department of Energy, 2006 National Electric Transmission Congestion Study.

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MMC

Tight Reserve Margins – California and Southwest U.S.

Key Statistics:

2006	California	Southwest*
Summer Peak Demand	50,270	42,227
Summer reserves	6,077	6,040
Summer Reserve Margins	12%	14%
Peak day reserve margin**	<5%(on Jul 24)	9% (July 19)

Source: Federal Energy Regulatory Commission, Northwest Power and Conservation Council, California Independent System Operator
** Southwest Power Pool*
***Transmission system very vulnerable*

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MMC

MMC Focus on California Market

- Southern California is one of the most congested transmission corridors in the US
- Very tight reserve margins during peak summer season, a good example is July of 2006, reserves were almost non existent (<5%)
- Generally takes 5-7 years to permit and build new transmission lines
- Very difficult to obtain right of way for new transmission
- Power plants in CA are old - many of them are 40+ years old and are likely to retire, with only a few likely to be re-powered
- New plants are difficult to construct, hard to get the necessary permit approvals, water rights, transmission connection and emission credits
- Going green (renewable) strategy presents numerous practical challenges balancing a transmission load with intermittent resources such as wind, increasing dependence on base load natural gas facilities, which will not be built on time
- Given heavy dependence on electricity imports, and neighbors (AZ/NV) now experiencing load growth themselves, increased prices of the imports as well as reduced volume of imports available is expected

- 9 -

MMC

MMC Revenue Sources

Capacity

Revenue earned for "plant availability," with no-call on energy

- Utilities are required to meet resource adequacy requirements
- Reserve margins (excess of supply over peak demand) of 15-20% deemed prudent by ISOs

Ancillary

Revenues bid in a daily market for providing:

- Quick start power (10 minute ramp time)
- Black start power (when grid goes down)
- Other supporting services to grid

Energy

Generated from supplying actual power to grid (turbines running)

- Spark Spread: gross margin from power sales net of fuel and variable maintenance cost
- Toll: renting of the facility in exchange for fixed revenue stream serving as a hedge on spark spread
- Heat Rate Call Option: financially settled synthetic toll

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MMC

MMC Maintains a Scalable Commercial Structure

MMC
Asset Management-Finance-Operations
Interconnection Contracts to the Transmission Grid/Pipelines
Fuel/Water Supply
MMC Energy North America (Asset Company)
MMC Internal Engineering
Operations and Maintenance
External Engineering Services
Capacity, Ancillary Services and Energy Contracts with Investment Grade Counterparties
Energy Management Services

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MMC Chula Vista and Escondido Acquisitions

- Exclusively negotiated and purchased two plants on Jan 9, 2006 in premium San Diego, CA region
  - All in purchase price of $65/kW (1.3x EBITDA)
  - Greenfield replacement cost > $1000/kW
- On-line by June 2006 – 5 months to manage repairs and re-commissioning
- Negotiated new O&M, energy management service and other key contracts
- Contracted revenue for resource adequacy capacity
  - $5.6MM in 2007-2008 (100% capacity sold)
  - $4.5MM 2009-2011 (partial sale)

Chula Vista facility (44MW)

Escondido facility (44MW)

MMC will re-power these two sites to extract greater value from their prime location

MMC

- 13 -

MMC Mid-Sun Acquisition

- Negotiated purchase price of ~$250/kW (5x EBITDA)
  - Closed on Nov 17, 2006; successfully re-commissioned the plant in January, 2007 with a COD of 1/26/07
- Located in Kern County California (Bakersfield) – Adjacent to oil production fields
- Simple, remote start operations
- Leverage existing O&M, Energy Management Service and other key contracts
- Executed 2008 - 2011 Resource Adequacy capacity contracts for $2.6MM (partial sale)
- Sold remaining 2008 resource adequacy capacity for an additional $2.2MM – 100% capacity contracted through 2008

Mid-Sun facility

(22MW)

Potential to install a second GE LM-2500 turbine and/or steam turbine generator

MMC

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MMC San Diego Plant Re-powering Initiatives

Current

MMC

Chula Vista

44MW

Escondido

44MW

Mid-Sun

22MW

Total to MMC: 110MW

- Commenced expansion of Chula Vista and Escondido facilities
  - California ISO Transmission interconnect studies completed, interconnect agreement in process (Chula Vista)
  - Air permit applications submitted – preliminary determination of compliance issued for Chula Vista
  - California Energy Commission Permit filed (Chula Vista) – preliminary staff assessment issued April 2008
  - Expect all permitting completed in Q4 2008 and new units to be operational in Q2 2009

Repower and Contract

MMC

Chula Vista

93MW

Escondido

46.5MW

Mid-Sun

22MW

Total to MMC: 161.5MW + New Acquisitions TBD

- MMC will repower Chula Vista and Escondido with new GE LM-6000 turbines
- MMC expects to execute financial floor (heat-rate call option) and capacity revenue contracts
- Ancillary service revenue will be open to market, enabling upside above contracted revenue
- Expect to refinance assets when completed and fully-contracted

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MMC

MMC Board

Name	Title	Experience
Mike Hamilton	Chairman, CEO	Director MXenergy, Senior Managing Director, FTI Consulting; Partner, PriceWaterhouse Coopers
Denis Gagnon	Director, CFO	VP, Deutsche Bank; Associate, Gefinor; Manager, Kaizen Breakthrough Partnership, L.P.
Phillip Harris	Director	Senior Fellow, Center for Energy, Enterprise and the Environment, President & CEO, PJM Interconnection, Member, North American Electric Reliability Council
George Rountree	Director	Senior Partner, Rountree, Losee & Baldwin, LLP; Director, Southern Union Company
Frederick Buckman	Director	Managing Director – Utilities, Brookfield Asset Management; Chairman & CEO, Trans-Elect; President & CEO, PacifiCorp; President, Consumers Power Company;
Richard Bryan	Director	Former U.S. Senator NV; Governor of NV; Nevada AG
Pete Likins	Director	President Emeritus, University of Arizona; Director, ConEdison; Director, Parker Hannifin

MMC's Board is comprised of seasoned executives with deep utility and public company board experience

MMC

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MMC Executive Management

Name	Title	Experience
Mike Hamilton	Chairman, CEO	Director MXenergy, Senior Managing Director, FTI Consulting; Partner, PriceWaterhouse Coopers
Denis Gagnon	Director, CFO	VP, Deutsche Bank; Associate, Gefinor; Manager, Kaizen Breakthrough Partnership, L.P.
Harry Scarborough	SVP, Operations & Business Development	General Plant Manager, Calpine; Director of Operations and Maintenance, Enron Wind Corp; International Regional Manager, Stewart and Stevenson Operations

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MMC

Current Management's Accomplishments

Our new management has remained focused on implementing the Company's existing strategy, and has made significant progress.

- January 2008 - Escondido City Council approved the Company's application for a conditional use permit to construct for our Escondido Upgrade Project
- January 2008 - Ordered two General Electric LM-6000 turbines for the Chula Vista Upgrade Project for delivery in March 2009, as well as other long lead major equipment
- April 2008 - Received a Preliminary Staff Assessment from the California Energy Commission supporting our Chula Vista Project
- The Company is making progress on securing project financing for the Upgrade Projects
- The Company remains active in pursuing acquisition opportunities consistent with our strategy

MMC's major Upgrade projects remain on track for Summer 2009 commercial operation

MMC

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Current Management's Accomplishments

- February 2008 - Filed a complaint at the Federal Energy Regulatory Commission to permit it to participate in the spinning reserve market
- March 2008 – Recruited to the Board Phil Harris, the immediate past president and CEO of the PJM Interconnection, the fourth largest power grid in the world
- March 2008 - Approved a limited stock buyback program at the encouragement of several large stockholders given belief that the stock was undervalued relative to book and net cash on hand
- March 2008 - Engaged Merriman Ford Curhan to assist us in identifying and evaluating options to increase shareholder value

MMC's Board is committed to increasing shareholder value

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MMC

Chronology of EHL's contest

- December 9, 2007 – Mr. Miller was replaced as CEO
- December 18, 2007 – Mr. Miller resigned as an employee of MMC
- February 20 2008 – Mr. Miller resigned from the MMC board and received $1.1 million in severance
- March 4, 2008 – EHL was formed with one of two objectives being "to seek to replace the incumbent MMC board"
- March 7, 2008 – EHL sends first letter to MMC indicating intention to nominate. EHL criticizes MMC performance
- March 20, 2008 – EHL and Messrs. Miller & Eason disclose their nominees

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MMC

EHL & Miller

- EHL "Pipeline"
  - EHL promotes the assignment of it's interests in projects to MMC upon replacing the entire Board and management team. All of the purported projects are "speculative and without any financing commitments" according to EHL's proxy
- Track Record
  - In their own preliminary proxy filing, EHL points to MMC's stock price collapse during Mr. Miller's tenure as CEO
- Agenda
  - EHL was formed immediately after Mr. Miller's departure from MMC to "seek to replace the incumbent MMC board". In a period of less than a month, EHL apparently concluded that there are performance issues at the Company which required replacement of the full board and Mr. Miller became EHL's nominee

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MMC

EHL Proxy Fight

- EHL has indicated that it intends to assign all of its interests in projects to MMC without cost to MMC
- Currently, EHL has only one signed letter of intent. Most of EHL's projects are categorized by EHL as "Discussion in Process"
- EHL admits that "These projects are speculative and no financing commitments have been received and due diligence has not been completed for any of the projects"

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MMC

Mr. Miller's Track Record at MMC

Mr. Miller becomes CEO
Mr. Miller replaced as CEO
$25
$20
$15
$10
$5
$0
May-06
July-06
September-06
November-06
January-07
March-07
May-07
July-07
September-07
November-07
January-08
March-08

- During Mr. Miller's tenure, MMC's stock price collapsed by nearly 80% (adjusted for the reverse split)

MMC

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Governance Concerns with EHL/Miller Slate

- Miller was former CEO (as of December 2007) and Board Member (as of February 2008) of MMC, whose performance and governance he now criticizes
- Miller accepted $1.1 million in severance and agreed to abide by terms of his Employment Agreement which contained certain non-competition and non-solicitation provisions.
- EHL's nominees are conflicted and share business interests in EHL. Furthermore Mr. Miller's father-in-law is among the nominees.
- EHL's nominees have limited public board experience

- 25 -

MMC

MMC Strategy

<u>Our core business strategy is to create long-term value by focusing on five principles:</u>

- *Targeting power constrained regions* – We focus on regions (1) where electricity demand is high but electricity supply is limited due to transmission constraints and/or insufficient local capacity, known as "red zones," (2) where peaker plant services can be sold at premium prices to grid operators and (3) where "natural gas is on the margin," meaning that increases in natural gas prices can largely be passed on to the consumer in the form of higher electricity prices. We may additionally target areas with a high concentration of wind generation facilities which may require a greater reliance on peaking facilities
- *Acquiring electricity generating and infrastructure related assets* – We target small to mid size clean-burning natural gas electricity generating facilities (up to 250 MW) that can be purchased or developed at a discount to comparable facilities
- *Developing or restructuring acquired assets to maximize revenues* – We target electricity generating assets that often require additional development capital and re-commissioning expenditures to maximize their revenue streams. We have established a scalable platform to cost effectively develop or restructure these assets using leading industry vendors
- *Managing risk to optimize profitability* – We believe we can optimize profitability while minimizing market-based risk through (1) contracting a substantial portion of our installed capacity and energy long-term to investment grade counterparties, (2) qualifying our facilities to provide ancillary services and (3) aligning our assets' cost structure to correspond better to our revenue streams
- *Opportunistically partnering to develop renewable energy generating assets* – We may also (1) enter into joint ventures to develop renewable energy projects that can capitalize on the growing reliance on renewable sources of energy such as wind, and (2) develop companies that provide non-carbon emitting ancillary services and transmission grid optimization technologies. We believe wind power may be complementary to our peaking facility strategy because the inherently intermittent nature of wind creates a greater need for peaking power and ancillary services to balance fluctuations in electricity generation

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Important Information:

In connection with the solicitation of proxies, the Company filed with the Securities and Exchange Commission (the ``SEC'') and mailed to stockholders a definitive proxy statement dated April 11, 2008. The Proxy Statement contains important information about the Company and the 2008 annual stockholders meeting. The Company's stockholders are urged to read the Proxy Statement carefully. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from the Company by contacting Investor Relations in writing at MMC Energy, Inc., 26 Broadway, Suite 960, New York, NY 10004; or by phone at 212-977-0900; or through the Company's website at http://www.mmcenergy.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. Stockholders may also contact Georgeson, Inc. with questions or requests for additional copies of the proxy materials by calling toll-free at 877-868-4967 or collect at 212-440-9800.